Rule 497(e)
                                                       Registration No. 33-75340


                       GUINNESS FLIGHT MAINLAND CHINA FUND

                      Supplement Dated January 16, 1998 to
                        Prospectus Dated: November 3, 1997



         THE FOLLOWING INFORMATION UPDATES THE PERTINENT DISCLOSURE FOUND UNDER THE HEADING "THE FUND'S MANAGEMENT" ON PAGE 15 OF THE PROSPECTUS:

            The Guinness Flight Mainland China Fund is no longer managed by Nerissa Lee. The Mainland China Fund will now be managed by Guinness Flight's Hong Kong based investment team, which includes Agnes Chow, Adrian Fu and Lisa Chow. In addition, Richard Farrell, the head of Guinness Flight's Asia Equity Desk, will oversee the management of the Mainland China Fund.

            The following are biographies of the new investment team:

            AGNES CHOW -- Ms. Chow joined Hambro Pacific Fund Management, now Guinness Flight Hambro, in 1995 as a Fund Manager. Prior to joining Guinness Flight Hambro, she worked as an Assistant Fund Manager at Dao Heng Fund Management from November 1994 to August 1995. Ms. Chow began her career in 1991 as a Credit Analyst with Sun Hung Kai Securities. In 1993, she was promoted to Investment Analyst and then in 1994 to Assistant Fund Manager responsible for managing just over $100 million in Asia ex-Japan equities. Ms. Chow serves as one of the managers of the Mainland China Fund.

            ADRIAN FU -- Mr. Fu joined Hambro Pacific Fund Management, now Guinness Flight Hambro, in 1996 as a member of the Hong Kong investment team. Prior to joining Guinness Flight Hambro, he was an Associate at Indo- Suez Asia Shipping Finance Services, Ltd. from December 1994 to October 1996. Mr. Fu received his MBA from Imperial College, London University in 1994. He received a Master of Engineering (Merit) from the University of Southampton, England, which he attended from 1989-1993. Mr. Fu serves as one of the managers of the Mainland China Fund.

            LISA CHOW --Ms. Chow joined Guinness Flight in 1996 as an Investment Manager. She has assisted with the management of the Asia Small Cap and Mainland China Funds since their inception. Prior to joining Guinness Flight, Ms. Chow was an investment analyst specializing in Hong Kong smaller capitalization stocks at HG Asia from December 1993 to May 1995. From May 1995 to August 1996 she worked at Sassoon Securities, where she


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            provided in-depth research on the telecom and energy sectors and was
            instrumental  in  initiating   Sassoon's   research  effort  in  the
            Philippines and Thai stock market. Ms. Chow received her B.S. from the Massachusetts Institute of Technology in 1993, with a major in Management Science and a minor in Economics. Ms. Chow serves as one of the managers of the Mainland China Fund.


         THE FOLLOWING TEXT IS ADDED TO THE FIRST FULL PARAGRAPH UNDER THE HEADING "HOW TO PURCHASE SHARES" ON PAGE 17 OF THE PROSPECTUS:

            The Fund may, in its sole discretion, cease taking purchase orders prior to the close of trading on the New York Stock Exchange on any day when the Investment Adviser determines that such action is in the best interests of the existing shareholders.